CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen C. Miller, President of Boulder Growth & Income Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    JANUARY 19, 2004        /S/ STEPHEN C. MILLER
     ----------------------      -----------------------------------
                                 Stephen C. Miller, President
                                 (principal executive officer)

I, Carl D. Johns, Vice President and Treasurer of Boulder Growth & Income Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    JANUARY 20, 2004        /S/ CARL D. JOHNS
     ----------------------      --------------------------------------------
                                 Carl D. Johns, Vice President and Treasurer
                                 (principal financial officer)